                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 1997

                              BRE PROPERTIES, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Maryland                      0-5305                 94-1722214
------------------------------- ------------------------  ---------------------
(STATE OR OTHER JURISDICTION OF (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


           One Montgomery Street
         Telesis Tower, Suite 2500
         San Francisco, California                        94104-5525
 ---------------------------------------- --------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


                                 (415) 445-6530
--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


On April 14, 1997, BRE Properties, Inc. ("BRE") acquired Red Hawk Ranch Apartments (the "Red Hawk Apartments") for $58.7 million from Red Hawk Ranch, a California limited partnership ("Red Hawk LP"). The acquisition was funded through cash proceeds from sales of certain assets of BRE. BRE and its affiliates are not related to Red Hawk LP or any of its affiliates.

Red Hawk Apartments is a 453-unit apartment community on 18 acres of land in Fremont, Alameda County, California. Red Hawk Apartments was constructed in two phases. Phase I (consisting of 303 units) was completed in 1995 and is currently 94% occupied. Phase II, with 150 units, was completed just prior to the purchase by BRE, and is in lease up. The property has an average unit size of 892 square feet and the average monthly rent per unit was $1,266.

The purchase price for the property was determined through arms length negotiations. BRE believes the purchase price to be competitive under the current market conditions.

The description contained herein is qualified in its entirety by reference to the purchase agreement dated January 15, 1997 between BRE and Red Hawk LP and the press release dated April 15, 1997, attached hereto as Exhibits 10.1 and 99.1, respectively, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired:

     (1) Auditors' report on the Statement of Gross Income and Direct Operating Expenses of Red Hawk Ranch for the year ended
          December 31, 1996 (attached hereto as page FS-1).

     (2) Statement of Gross Income and Direct Operating Expenses and Notes (attached hereto as pages FS-2 to FS-3).

(b)  Pro forma financial information:

     (1) Pro Forma Financial Information as of and for the quarter ended March 31, 1997 and Notes (attached hereto as pages FS-4 to FS-7).

     (2) Pro Forma Financial Information for the year ended December 31, 1996 and Notes (attached hereto as pages FS-8 to FS-9).

(c)  Exhibits

          Exhibit No.    Description

              10.1 Agreement between Red Hawk Ranch and BRE Properties, Inc, dated January 15, 1997
              99.1  Press release dated April 15, 1997

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              BRE PROPERTIES, INC.
                              (Registrant)




Date: April 25, 1997          /s/ LeRoy E. Carlson
                              --------------------
                              LeRoy E. Carlson
                              Chief Financial Officer
                              (Principal Financial and Accounting Officer)

                         REPORT OF INDEPENDENT AUDITORS

To BRE Properties, Inc.

We have audited the accompanying Statement of Gross Income and Direct Operating Expenses of Red Hawk Ranch apartments (the "Property") for the year ended December 31, 1996. This Statement is the responsibility of the management of BRE Properties, Inc. (the "Company"). Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K filed by BRE Properties, Inc. as described in
Note 2, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the gross income and direct operating expenses of the Property as described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       Ernst & Young LLP

San Francisco, California
April 22, 1997

                                 RED HAWK RANCH

                            STATEMENT OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996


GROSS INCOME
     Rental income ........................................         $3,819,768
     Other income .........................................            142,266
                                                                 ---------------
                                                                     3,962,034
DIRECT OPERATING EXPENSES
     Property taxes .......................................            329,259
     Salaries and wages ...................................            248,761
     Utilities ............................................            224,494
     Management fees to related party .....................            118,754
     Insurance ............................................             76,256
     Repairs and maintenance ..............................             72,685
     Other operating expenses .............................             63,691
     General and administrative ...........................             46,896

                                                                 ---------------
                                                                     1,180,796
                                                                 ---------------

   EXCESS OF  GROSS INCOME OVER DIRECT OPERATING EXPENSES           $2,781,238
                                                                 ---------------
                                                                 ---------------

See report of independent auditors and accompanying notes to the statement of gross income and direct operating expenses.

                                RED HAWK RANCH

                       NOTES TO STATEMENT OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICY

BRE Properties, Inc. (the "Company") acquired Red Hawk Ranch apartments ("the Property") on April 14, 1997 from an unrelated party. The Property is a 453-unit apartment community comprised of two phases located in Fremont, California. Phase I (303 units) was completed in 1995 and was operational throughout 1996. Phase II (150 units) was under development in 1996 and was completed just prior to the Company's purchase in 1997; therefore, Phase II had no income or expenses in 1996.

Expenditures for repairs, maintenance and minor renewals are charged to expense as incurred, while those expenditures that improve or extend the estimated useful life of the Property are capitalized.

NOTE 2.  BASIS OF PRESENTATION

The Statement reflects the revenue on direct operating expenses with the Property recorded on an accrual basis and excludes the following expenses which are not comparable with those resulting from the proposed future operations of the Property:

-    Depreciation and amortization expense

-    Mortgage interest expense

Property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by the Company, or completion of Phase II of the Property.

The Company has not provided for federal income taxes because it believes it qualifies as a real estate investment trust under Section 856-860 of the Internal Revenue Code and similar California statutes and distributes substantially all of its taxable income to its shareholders.

The Company is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results, other than property tax reassessments described above and the impact of the lease-up of Phase II.

                     BRE Properties, Inc. and Red Hawk Ranch
                        Pro Forma Financial Information


On April 14, 1997, BRE Properties, Inc. (the "Company") completed the purchase of Red Hawk Ranch Apartments (the "Property") located in Fremont, California, for a price of approximately $58,700,000. The accompanying unaudited pro forma condensed balance sheet assumes that the purchase of the Property occurred on March 31, 1997 with funds drawn on the Company's unsecured lines of credit. The accompanying unaudited pro forma condensed statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 assumes that the purchase of the property occurred on January 1, 1996. In the opinion of management, all adjustments necessary to present fairly such pro forma data have been made. The pro forma statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been for the period had the transaction occurred at the beginning of the period nor does it purport to indicate the results of future periods.

                     BRE Properties, Inc. and Red Hawk Ranch
                        Pro Forma Condensed Balance Sheet
                             As of March 31, 1997
                                  (unaudited)

The following pro forma condensed Balance Sheet reflects the financial position of the Company as if the Company purchased Red Hawk Ranch Apartments on March 31, 1997. This presentation assumes the funds were borrowed on the Company's line of credit to fund the acquisition of Red Hawk Ranch apartments.

                                                               Pro forma
                                  BRE as                        Balance
                                 reported       Pro forma         Sheet
                                 March 31,     acquisition      March 31,
                                   1997        adjustments        1997
                                 ---------     -----------     ----------
ASSETS
  INVESTMENTS IN
    RENTAL PROPERTIES, NET. . .   $787,097       $58,700(a)     $845,797
  OTHER ASSETS. . . . . . . . .     22,764          --            22,764
                                 ---------     -----------     ----------
      TOTAL ASSETS. . . . . . .   $809,861       $58,700        $868,561
                                 ---------     -----------     ----------
                                 ---------     -----------     ----------
LIABILITIES AND
  SHAREHOLDERS' EQUITY
  TOTAL LIABILITIES . . . . . .   $343,738       $58,700(b)     $402,438
  SHAREHOLDERS' EQUITY. . . . .    466,123                       466,123
                                 ---------     -----------     ----------
      TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY. .   $809,861       $58,700        $868,561
                                 ---------     -----------     ----------
                                 ---------     -----------     ----------

Notes and assumptions to unaudited pro forma Balance Sheet as of March 31, 1997:

(a) Represents purchase price and costs to acquire Red Hawk Ranch Apartments acquired by the Company on April 14, 1997.

(b) Represents amounts borrowed under the Company's unsecured lines of credit to purchase the Red Hawk Ranch Apartments.

                   BRE Properties, Inc. and Red Hawk Ranch
                 Pro Forma Condensed Statement of Operations
                  For the Three Months Ended March 31, 1997
                    and the year ended December 31, 1996
                                 (Unaudited)

The following pro forma statements of operations reflect the results of operations of the Company for the three months ended March 31, 1997 and the year ended December 31, 1996 as if the Company purchased Red Hawk Ranch apartments on as of January 1, 1996. This presentation assumes the funds were borrowed on the Company's line of credit to fund the acquisition of Red Hawk Ranch. The pro forma historical amounts for the three months ended March 31, 1997 for Red Hawk were obtained by adding the historical amounts for January and February 1997 to an amount for March 1997 derived from the January and February 1997 historical amounts. In the opinion of management, all adjustments necessary to fairly present such pro forma data have been made. The unaudited pro forma condensed statement of operations are not necessarily indicative of what the actual results of operations of the Company would have been for the periods presented nor does it purport to indicate the results of future periods.

                   BRE Properties, Inc. and Red Hawk Ranch
                 Pro Forma Condensed Statement of Operations
                   For the Three Months Ended March 31, 1997
                                 (Unaudited)


                       BRE as      Red Hawk
                      reported,     Ranch,
                      quarter      quarter
(In thousands          ended        ended
except per            March 31,    March 31,     Pro forma    Pro forma
share amounts)          1997         1997       adjustments    results
                      ---------   -----------   -----------   ----------
Revenues:
Rental                  $29,861      $1,015                     $30,876
Other                     1,866          27                       1,893
                      ---------   -----------                  ----------
                         31,727       1,042                      32,769
                      ---------   -----------                  ----------
Expenses:
Depreciation              4,168                    $ 226 (a)      4,394
Interest                  5,889                      751 (b)      6,640
Other                    10,729         294                      11,023
                      ---------   -----------   -----------   ----------
                         20,786         294          977         22,057
                      ---------   -----------   -----------   ----------
Net income              $10,941      $  748        $(977)        10,712
                      ---------   -----------   -----------   ----------
                      ---------   -----------   -----------   ----------
Net income per share       $.33                                    $.32
                      ---------                               ----------
                      ---------                               ----------
Weighted average
  shares outstanding     32,980                                  32,980
                      ---------                               ----------
                      ---------                               ----------

(a) Depreciation for the three months ended March 31, 1997, based upon a 40 year life and a purchase price of approximately $58,700,000, of which $46,960,000 is allocated to depreciable improvements. This amount is further reduced for units which were under development, which amounted to 23% of the entire community for the quarter ended March 31, 1997.

(b) Interest expense for the three months ended March 31, 1997, on borrowed funds of $58,700,000 under BRE's lines of credit at an interest rate or 6.65%. This amount is further reduced for units which were under development, which amounted to 23% of the entire community for the quarter ended March 31, 1997. If the interest rate were 1/8 of 1% higher or lower, the change in the pro forma interest expense would be approximately $14,000.

                               BRE PROPERTIES, INC.
                     PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

                                       BRE          RED HAWK                       RED HAWK RANCH
                                   AS REPORTED    RANCH TWELVE                    PROFORMA RESULTS
                                    YEAR ENDED    MONTHS ENDED                      TWELVE MONTHS
  (IN THOUSANDS, EXCEPT PER SHARE   DECEMBER 31,  DECEMBER 31,    PRO FORMA       ENDED DECEMBER 31,
              AMOUNTS)                  1996          1996       ADJUSTMENTS            1996
                                        ----          ----       -----------            ----
Revenues:
  Rental............................   $93,135          $3,820                            $96,955
  Other.............................     8,516             142                              8,658
                                     ---------------------------------------    -------------------
                                       101,651           3,962                            105,613
                                     ---------------------------------------    -------------------
Expenses:
  Depreciation......................    13,283                          785  (a)           14,068
  Interest..........................    16,325                        2,591  (b)           18,916
  Other.............................    35,029           1,181                             36,210
                                     ---------------------------------------    -------------------
                                        64,637           1,181        3,376                69,194
                                     ---------------------------------------    -------------------
Net income before gains on sales
    of investments in rental
    properties......................    37,014           2,781      (3,376)                36,419
                                     ---------------------------------------    -------------------
Gains on sales of investments in
    rental properties                   52,825               -            -                52,825
                                     ---------------------------------------    -------------------
Net income..........................   $89,839          $2,781      (3,376)               $89,244
                                     ---------------------------------------    -------------------
                                     ---------------------------------------    -------------------
Net income per share:
    Income before net gain on
         sales of investments in
         rental properties.........      $1.21               -                              $1.19
    Net gain on sales of
         investments in rental
         properties................      $1.73               -                              $1.73
                                    ------------                                -------------------
Net income per share...............      $2.94                                              $2.92
                                    ------------                                -------------------
                                    ------------                                -------------------
Weighted average shares
    outstanding....................     30,520                                             30,520
                                    ------------                                -------------------
                                    ------------                                -------------------
See notes and assumptions to unaudited pro forma statement of operations


                              BRE PROPERTIES, INC.
                  NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


(a) Depreciation for the period January 1, 1996 to December 31, 1996, based upon a 40 year life and a purchase price of approximately $58,700,000, with $46,960,000 allocated to depreciable improvements and the remainder to land. Of the total purchase price, $19,437,000 was allocated to the 150 units in Phase II which were under development and for which no depreciation was provided.

(b) Interest expense for the period January 1, 1996 to December 31, 1996, on borrowed funds of $58,700,000 under the Company's lines of credit at an interest rate of 6.6%. Of the total purchase price, $19,437,000 was allocated to the 150 units in Phase II which were under development and for which the related interest was capitalized into the basis of Phase II and not recorded as a charge to operations. If the interest rate were to change by 1/8 of 1%, the interest expense would change by approximately $49,000.